UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 6, 1998
                Date of Report (Date of earliest event reported)

                     MID-AMERICA APARTMENT COMMUNITIES, INC.
             (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                   1-12762               62-1543819
(State of Incorporation)         (Commission          (I.R.S. Employer
                                 File Number)         Identification Number)

                          6584 POPLAR AVENUE, SUITE 340
                            MEMPHIS, TENNESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
               Registrant's telephone number, including area code

              ____________________________________________________
             (Former name, or address if changed since last report)

ITEM 5

        On November 24, 1997, the Mid-America Apartment Communities, Inc. (the "Company") formed Mid-America Capital Partners, L.P., a special purpose Delaware limited partnership (the "Partnership") to own and operate 26 apartment communities (the "Mortgaged Properties") and manage, renovate, improve, lease, sell, transfer, exchange, mortgage and otherwise deal with the Mortgaged Properties. The sole limited partner of the Partnership is Mid-America Apartments, L.P., a Tennessee limited partnership ("MAALP"), which is a majority owned subsidiary of the Company. The Company owns, directly or through its subsidiaries, all of the outstanding units of partnership interest in the Partnership. The Company is a self-administered and self-managed real estate investment trust. The Company conducts a substantial portion of its operation through MAALP and subsidiaries of MAALP. The sole general partner of the Partnership is MAACP, Inc., a Tennessee corporation ("MAACP"), a wholly-owned subsidiary of MAAC.

        On March 6, 1998 the Partnership issued $142 million aggregate principal amount of 6.376% Bonds Due 2003 (the "Bonds"). The Bonds are secured by a first priority deed of trust, security agreement and assignment of rents and leases in respect of the Mortgaged Properties. The net proceeds from the sale of Bonds were utilized to fund costs of the offering and to repay the existing debt of the Partnership.

EXHIBITS

        10.12 Restated Supplemental Indenture among Mid-America Capital Partners, L.P. and Mid-America Apartments, as issuer and La Salle National Bank, as Trustee (Incorporated by reference to
                Exhibit 4.1 to the Registration Statements on Forms S-3 and S-11 filed by Mid-America Mortgage Trust, 1998-1, Mid-America Finance Inc., and Mid-America Capital Partners, L.P. (Registration No. 333-42441) filed with the Commission under the Securities Act of
                1933)

        10.13 Agreement of Trust between Mid-America Finance, Inc. as depositor, Mid-America Apartment Communities, Inc. and La Salle National Bank, as Trustee (Incorporated by reference to Exhibit
                4.2 to the Registration Statements on Forms S-3 and S-11 filed by Mid-America Mortgage Trust, 1998-1, Mid-America Finance Inc., and Mid-America Capital Partners, L.P. (Registration No. 333-42441) filed with the Commission under the Securities Act of
                1933)

        10.14   Form of Certificate (included in Exhibit 10.12)

        10.15   Form of Bond (included in Exhibit 10.13)

        10.16 Form of Amended and Restated Agreement of Trust between Mid-America Finance, Inc. as depositor, Mid-America Apartment Communities, Inc. and La Salle National Bank as trustee (Incorporated by reference to Exhibit 4.5 to the Registration Statements on Forms S-3 and S-11 filed by Mid-America Mortgage Trust, 1998-1, Mid-America Finance Inc., and Mid-America Capital Partners, L.P. (Registration No. 333-42441) filed with the Commission under the Securities Act of 1933)

        10.17 Form of Amended and Restated Cash Collateral Account Security, Pledge and Assignment Agreement among Mid-America Capital Partners, L.P. and Mid-America Apartments, L.P. and First Union Bank, and Morgan Stanley Mortgage Capital, Inc. and La Salle National Bank dated effective as of November 21, 1997 (Incorporated by reference to Exhibit 10.1 to the Registration Statements on Forms S-3 and S-11 filed by Mid-America Mortgage Trust, 1998-1, Mid-America Finance Inc., and Mid-America Capital Partners, L.P. (Registration No. 333-42441) filed with the Commission under the Securities Act of 1933)

        10.18 Form of Deed of Trust, Assignment of Leases and Rents and Security Agreement (Incorporated by reference to Exhibit 10.2 to the Registration Statements on Forms S-3 and S-11 filed by Mid-America Mortgage Trust, 1998-1, Mid-America Finance Inc., and Mid-America Capital Partners, L.P. (Registration No. 333-42441) filed with the Commission under the Securities Act of
                1933)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: June 16, 1998                /s/ CINDY M. LILES
                                   Cindy M. Liles
                                   Senior Vice President
                                   Chief Accounting Officer